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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

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                                   FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):          September 14, 2001
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                                LOEWS CORPORATION
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             (Exact name of registrant as specified in its charter)



       Delaware                      1-6541                     13-2646102
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(State or other jurisdiction      (Commission             (IRS Employer
 of Incorporation)                 File Number)            Identification No.)



667 Madison Avenue, New York, N.Y.                             10021-8087
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(Address of principal executive offices)                       (Zip code)



Registrant's telephone number, including area code           (212) 521-2000
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events

  Registrant's 87% owned subsidiary, CNA Financial Corporation, filed a Current Report on Form 8-K dated September 14, 2001 relating to the issuance of a press release commenting on its loss exposure from the September 11, 2001 attack on the World Trade Center in New York City and further extending the expiration date for its rights offering. A copy of the press release issued by CNA Financial Corporation is attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (a)  Not applicable.

         (b)  Not applicable.

         (c) Press Release issued by CNA Financial Corporation, dated September 14, 2001.

                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                                   LOEWS CORPORATION
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Dated:  September 17, 2001                         By:  /s/ Barry Hirsch
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                                                             Barry Hirsch,
                                                        Senior Vice President,
                                                         General Counsel and
                                                         Secretary